Exhibit 99.2

3D Systems Corporation Conference Call & Webcast Discussion of Fourth Quarter and Full Year 2006 Results May 1, 2007 NASDAQ: TDSC www.3dsystems.com

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Participants Chanda Hughes Coordinator, Investor Relations Abe N. Reichental President & Chief Executive Officer Damon Gregoire Vice President & Chief Financial Officer Gerald J. Pribanic Interim Chief Financial Officer Robert M. Grace, Jr. Vice President, General Counsel & Secretary

Forward-Looking Statements Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms “believes,” “belief,” “estimates,” “expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings “Forward-Looking Statements,” “Cautionary Statements and Risk Factors,” and “Risk Factors” that appear in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

Operating Results

Fourth Quarter 2006 Operating Results ($ Millions except per share amounts) NM=not meaningful Operating Results 2006 Actual Revenue $42.6 $44.0 (3%) Gross Profit $16.1 $20.5 (21%) 38% 47% Operating Expenses $21.4 $16.3 31% 50% 37% Net Income (Loss) Available to Common Stockholders ($6.0) $5.9 NM 13% Depreciation and Amortization $2.1 $1.1 91% 5% 3% Fully Diluted Earnings (Loss) Per Share ($0.31) $0.32 NM 2005 Restated Fourth Quarter % Change Yr-Yr % of Revenue NM % of Revenue % of Revenue % of Revenue

Fourth Quarter 2006 Gross Profit Margin ($ Millions) Gross profit margin decline due primarily to: Combined effects of lower revenue, inventory write-offs, ERP, supply chain and logistics disruptions Special accommodations extended to customers $ % Revenue $ % Revenue Yr-Yr % Products $14.2 44% $17.5 51% (19%) Services 1.8 19% 3.0 31% (40%) $16.1 38% $20.5 47% (21%) *Columns may not add due to rounding. 2006 2005 Restated Total

Year End 2006 Operating Results ($ Millions except per share amounts) NM=not meaningful Operating Results 2006 Actual Revenue $134.8 $139.1 (3%) Gross Profit $46.3 $62.2 (26%) 34% 45% Operating Expenses $71.9 $53.7 34% 53% 39% Net Income (Loss) Available to Common Stockholders ($30.7) $7.7 NM 5% Depreciation and Amortization $6.5 $5.9 10% 5% 4% Fully Diluted Earnings (Loss) Per Share ($1.77) $0.48 NM 2005 Restated Year Ended % Change Yr-Yr % of Revenue NM % of Revenue % of Revenue % of Revenue

2006 Year-End Revenue by Category ($ in Millions) $139.1 16.5% 36.4% 47.0% $134.8 16.5% 40.0% 43.5% $134.8 26.9% 38.6% 34.4% 39.6% 32.1% $139.1 28.3% Asia Pacific Europe North America Services Materials Systems & Other 0 20 40 60 80 100 120 140 2005 2006 2005 2006

2006 Annual Revenue Component Changes ($ Millions) ($10.6) ($1.5) $134.8 $7.4 $0.5 $139.1 $125.0 $127.0 $129.0 $131.0 $133.0 $135.0 $137.0 $139.0 2005 Revenue Volume Core Products Price / Mix Volume New Products FX Effects 2006 Revenue

 Year-End 2006 Gross Profit Margin ($ Millions) Gross profit margin decline due primarily to: Combined effects of lower revenue, inventory write-offs, ERP, supply chain and logistics disruptions Special accommodations extended to customers $ % Revenue $ % Revenue Yr-Yr % Products $39.3 40% $49.4 50% (20%) Services 7.0 19% 12.7 32% (45%) $46.3 34% $62.2 45% (26%) *Columns may not add due to rounding. 2006 2005 Restated Total

Year End 2006 Operating Expenses ($ Millions) 2005 Yr-Yr 2006 Restated Incr. Amt. Item SG&A 51.2 $ 40.3 $ 10.9 $ 5.7 $ Consulting 1.2 FAS 123R 1.5 Bad debt expense 0.6 Misc. expenses 1.2 Higher travel expense R&D 14.1 12.2 1.9 0.9 Symyx Restructuring 6.6 1.2 5.4 3.4 Relocation 71.9 $ 53.7 $ 18.2 $ $14.50 Year End Incremental Impacts

2006 Key Operating Results Trends ($ Millions) Operating & Net Income Revenue (Right axis) (Left axis) Net Inc (Loss) to Common Operating Inc (Loss) Revenue 1st QTR 2ND QTR 3RD QTR 4TH QTR (12) (7) (2) 3 8 13 18 10 15 20 25 30 35 40 45 50

2006 Key Operating Results Trends (in millions) (20) (10) 0 10 20 30 40 50 QTR 1 QTR 2 QTR 3 QTR 4 (in millions) Revenue Gross Profit Operating Expenses Net loss

 $24.3 $7.7 Opening Balance Strategic Investments Operating Ending Balance 10 20 R&D Capex Etc. A/R, A/P Inventory Accruals ($ Millions) 30 5 15 25 Interest Dividends Borrowings Stk. Options Working Capital Financing ($24.8) Other $8.3 ($3.3) $2.0 $14.3 Enterprise Loss Net (1) (1)Enterprise loss before R&D, interest, depreciation, amortization, stock comp Full Year 2006 Cash Flow

 $24.3 $7.7 Opening Balance Strategic Investments Operating Ending Balance 10 20 R&D Capex Etc. A/R, A/P Inventory Accruals ($ Millions) 30 5 15 25 Interest Dividends Borrowings Stk. Options Working Capital Financing ($24.8) Other $8.3 ($3.3) $2.0 $14.3 Enterprise Loss Net (1) (1)Enterprise loss before R&D, interest, depreciation, amortization, stock comp Full Year 2006 Cash Flow

 $24.3 $7.7 Opening Balance Strategic Investments Operating Ending Balance 10 20 R&D Capex Etc. A/R, A/P Inventory Accruals ($ Millions) 30 5 15 25 Interest Dividends Borrowings Stk. Options Working Capital Financing ($24.8) Other $8.3 ($3.3) $2.0 $14.3 Enterprise Loss Net (1) (1)Enterprise loss before R&D, interest, depreciation, amortization, stock comp Full Year 2006 Cash Flow

 $24.3 $7.7 Opening Balance Strategic Investments Operating Ending Balance 10 20 R&D Capex Etc. A/R, A/P Inventory Accruals ($ Millions) 30 5 15 25 Interest Dividends Borrowings Stk. Options Working Capital Financing ($24.8) Other $8.3 ($3.3) $2.0 $14.3 Enterprise Loss Net (1) (1)Enterprise loss before R&D, interest, depreciation, amortization, stock comp Full Year 2006 Cash Flow

 $24.3 $7.7 Opening Balance Strategic Investments Operating Ending Balance 10 20 R&D Capex Etc. A/R, A/P Inventory Accruals ($ Millions) 30 5 15 25 Interest Dividends Borrowings Stk. Options Working Capital Financing ($24.8) Other $8.3 ($3.3) $2.0 $14.3 Enterprise Loss Net (1) (1)Enterprise loss before R&D, interest, depreciation, amortization, stock comp Full Year 2006 Cash Flow

Reconciliation of Cash Flow* ($000’s) *This reconciliation is provided to satisfy the requirements of Regulation G promulgated by the SEC regarding the use of non-GAAP financial measures. (Unaudited) Per Strategic Working Form 10K Investment Capital Operating Financing Other Adjusted Cash flows from operating activities: Net income (loss) (29,280) $ (28,732) $ (28,732) $ (14,098) $ 14,098 - 1,645 (1,645) $ - 1,752 1,752 1,752 Depreciation and amortization 6,529 625 5,904 6,529 Bad debt provision (benefit) 1,612 1,612 1,612 Adjustment for inventory reserve 968 968 968 Stock-based compensation expense 2,677 2,129 2,129 (Gain) loss on disposition of property and equipment 55 55 55 Changes in operating accounts: Accounts receivable (1,568) (1,568) (1,568) Inventories, net (11,242) (11,242) (11,242) Prepaid expenses and other current assets 2,730 2,730 2,730 Other assets 124 124 124 Accounts payable 14,957 14,957 14,957 Accrued liabilities (104) (67) (37) (a) (104) Customer deposits 4,527 4,527 4,527 Deferred revenue (2,681) (2,681) (2,681) Other liabilities 631 631 631 Net cash used in operating activities (8,313) (13,473) 7,748 (3,289) (1,682) 2,383 (8,313) Cash flows from investing activities: Purchase of property and equipment (10,147) (10,147) (10,147) Proceeds from sale of property and equipment 248 248 248 Additions to licenses and patents (506) (506) (506) Software development costs (658) (658) (658) Net cash used in investing activities (11,063) (11,311) - - - 248 (11,063) Cash flows from financing activities: Stock option, stock purchase plan and restricted stock proceeds 2,669 2,669 2,669 8,200 8,200 8,200 Repayment of long-term debt (226) (226) (226) Payment of preferred stock dividends (679) (679) (679) Net cash provided by financing activities 9,964 - - - 9,964 - 9,964 Effect of exchange rate changes on cash (585) (585) (585) Net increase (decrease) in cash and cash equivalents (9,997) (24,784) 7,748 (3,289) 8,282 2,046 (9,997) Cash and cash equivalents at the beginning of the period 24,328 24,328 Cash and cash equivalents at the end of the period 14,331 $ 14,331 $ (a) Change in accrued liabilities associated with Interest Expense Adjustments to reconcile net income (loss) to net cash used in operating activities : Bank borrowings Provision for deferred income taxes Interest expense Research and development

Working Capital Management Days 91 74 Days Sales Outstanding Days Inventory on Hand 68 57 40 50 60 70 80 90 100 110 120 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006

Bottom line We have experienced significant business setbacks and disruptions in the course of implementing our strategic initiatives that we believe are now behind us We are pleased with our continued strong order booking progression We are gratified with the sequential come back we are making We are deeply disappointed that disruptions in delivery and service resulting from our initiatives let down our valuable customers and stockholders We are committed to completing our remediation efforts and to having state-of–the-art controls, procedures and processes We continue undeterred to focus on our goals and our efforts to transform our company and the way we do business to establish a strong record of sustained growth and profitability

Business Update

Growth Infrastructure Consolidated HQ and R&D facility Oracle-based ERP system Exclusive materials’ development agreement with Symyx Systems’ assembly operations outsourced to integrated suppliers Proprietary materials’ production consolidated in Marly, Switzerland Supply chain outsourcing to UPS Expanded R&D facilities and personnel Rapid Manufacturing Center (RMC) 3D Systems University Total 2006 Investment $17MM

3D Modeling 2003 Core Products Price ~ $200K-650K Rapid Manufacturing 2003-2007 Progress

2007 Current Products Price ~ $10K-850K Growth Investments Alliances Infrastructure 2003-2007 Progress

Pain of Progress! Parts availability Delivery reliability Out-of-box quality Performance and up time Service response time Call center wait and response time Installation duration Operating losses Financial restatement Organizational knowledge Customer Disruption Business Disruption

Gains Of Progress Material Revenue

2006 Significant Events Enhanced the performance of Viper™ Pro SLA® Sinterstation® Pro SLS® Systems Introduced new digital dentistry system, the InVision® DP (Dental Pro) System Introduced several new engineered materials and composites Continued outsourcing non-core activities Continued pruning our older products Curtailed development and sale of upgrades to legacy system Expanded network of systems’ outsourcing partners and suppliers Broadened strategic alliances with key industry players and universities Invested heavily in strategic and tactical R&D Implemented an ERP system Stepped up remediation efforts of experienced business disruptions Continued active remediation of the material weaknesses we identified

3-D Modeling Progress

V-Flash™ Desktop Modeler ™ Disruptive Technology Platform 2-3X Faster than other 3-D Printers Priced @ $9,900 SLA®-like Part Quality User Friendliness Plug-and-play spare parts User installable assemblies Disposable V-Flash™ Cartridge Disposable build pad On-board and web diagnostics User-Friendly Operation Affordable Total Cost of Ownership

Partnership with World-Class Leaders – Dreve Announced first economical, high-speed desktop manufacturing system for hearing aids Based on 3D Systems’ new, disruptive Film Transfer Imaging (FTI) technology Builds high-quality hearing aid shells within hours – improved efficiency Will provide multiple-material options Available Fall 2007

InVision® XT 3-D Modeler Fast and productive High output of ready-to-use models High-definition, functional and durable models Ideal for rigorous handling & testing and form & fit analysis Material Color variety Reaches wider range of application Compact Office friendly – no special facility requirements

Rapid Manufacturing Progress

Parts Consumption Drives Demand Source: Wohlers Report and 3D Systems

Partnership with World-Class Leaders – Tangible Express First fractional ownership program in the industry Delivers 3D Systems’ technology and quality to more users Manufacturing capacity without the associated operating costs Owners pay for what they need when they need it Fractional fleet of 13 SLA® and SLS® Systems and complete 3D materials portfolio Why Settle For a Mimic? Own a Slice of The Real Deal!

Why Settle For a Mimic? Own a Slice of The Real Deal Pro Parts at a Fraction! FDM from Stratassys Ownership Slice from TE PolyJet from Objet Sterolithography from 3D

Comprehensive Competitive Cards Portfolio Presence and Penetration Underscores Our Competitive Advantage Technology Leadership Materials Manufacturing Presence Verticals Four Proprietary Technology Platforms > All Competitors Worldwide Combined Shaping the Future with Disruptive Technologies Extensive Capabilities, Industrial and Medical Outsourced Network with Unlimited Capacity Focused, Targeted Manufacturing Penetration

Expect Business Fundamentals to Improve Profitability Execution Working Capital Average Selling Prices expected to be maintained Cost Of Goods Sold impacted by friction costs, expected to improve Special Operating Expenses reflect relocation, ERP, restatement, SOX Gross Profit expected to return to and exceed historical levels Restoring customer confidence expected to revive healthy sales Organizing around growth initiatives expected to drive growth Remedying material weaknesses and achieving robust effective controls Proprietary materials expected to grow recurring revenue Growth expected to resume at accelerated pace Reducing Inventory post relocation expected to free cash Returning DSO to historical levels expected to free cash Completing Relocation and ERP expected to reduce expenses Rock Hill operations expected to yield anticipated savings Cash velocity expected to improve from DOH and DSO improvements

Improving Revenue Mix and Profitability Leveraging Volume, Productivity, Mix, Retention and Fixed Costs to Maximize Profitability Materials: Highest margin in the mix: growing 17+% Service: Lowest margin in the mix: flattening Systems: New systems growing at attractive margins Rapid Manufacturing: Drive materials volume consumption Higher Speed Systems: Drive materials volume consumption Proprietary Cartridges: Ensure recurring revenue retention Revenue Basket Growth Engine

In Conclusion We made good progress in resolving the causes of the business disruptions and the material weaknesses that have adversely affected our operations since the second quarter of 2006. We incurred most of the costs of our strategic initiatives and disruptions. We incurred abnormally high expenses related to the restatement. Strong demand for our materials and products suggests that the demand for our products remains strong. Our growing installed base of new systems with proprietary materials’ cartridges should improve the profitability of our business as revenue from materials continues to outpace the growth in systems. The stability of our revenue base should improve as consumables’ sales rise as a percentage of the product mix relative to systems. We believe that our business model is sound

Increasing Stockholder Value For a Business in Our Space at $150 Million Revenue Achieving Sustained Profitability Long Term Target Model Lo Revenue 100% Gross profit 50-55% Operating expense 30-35% Operating income 15-25% Net income available to common stockholders 10-15% Depreciation and amortization 3-5% Capex 1-2% New product revenue 55-65% Recurring materials revenue 55-65%

 Business Model Strengths Leading industry position through technology Dedicated business units focused on customer success Clear priorities for sustained profitable growth Powerful brands deep customer relations diverse base Vertical success Global presence and reach Differentiated product portfolio Four patented and proprietary technology platforms Proven record of business development Healthy pipeline of opportunities Improving operating results Significant growth programs 3-D Modeling Rapid Manufacturing Measurable value, customers and stockholders Transitioning from Restructuring to Profitable Growth

Shaping The Future Through Complete Solutions Continuum

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17,000 sq. ft. state-of-the-art 3D Systems University Funded and maintained by York Technical Institute 2-year Engineering Degree in Rapid Manufacturing Provide employee and customer training Enabling Environment For Growth

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